SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 1996

             Golden Books Family Entertainment, Inc.
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 0-14399            06-1104930
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


       850 Third Avenue, New York, New York         10022
      (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(212) 753-8500


  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On July 1, 1996, Golden Books Family Entertainment, Inc. (the "Company") announced that Philip Rowley was named Executive Vice President, Chief Finanacial Officer of the Company and Chief Operating Officer of Golden Books Publishing Company, a subsidiary of the Company. The complete text of the press release issued by the Company is attached hereto as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          c.   Exhibits

               99.  Press Release, dated July 1, 1996

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Dated:  July 1, 1996                  By:  /s/ Richard E. Snyder
                                           Richard E. Snyder
                                           Chairman of the Board,
                                           President and
                                           Chief Executive Officer